Supplement dated August 8, 2006

to John Hancock Funds III

Class A, Class B, Class C, Class I, Class NAV, Class R, Class 1 and Class 3 Shares

Statement of Additional Information

dated June 12, 2006

The following supplements and supersedes any contrary information in the section in the Statement of Additional Information under the heading “Special Redemptions”:

Although it would not normally do so, the Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for purposes of fulfilling such a redemption request in the same manner as they are in computing the fund’s net asset value.

The Fund has adopted Procedures Regarding Redemptions in Kind by Affiliates (the “Procedures”) to facilitate the efficient and cost effective movement of portfolio assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as the Fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in kind distribution of portfolio securities. However, under a no-action letter issued by the SEC, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

•	the distribution is effected through a pro rata distribution of the distributing fund’s portfolio securities;
•	the distributed securities are valued in the same manner as they are in computing the fund’s net asset value;
•

neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

•

the Trustees of the Fund, including a majority of the independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.

JHFIIISAIS 8/06